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                              GARTMORE MUTUAL FUNDS

                            Gartmore Convertible Fund
                    Prospectus Supplement dated July 30, 2004
                      to Prospectus dated December 15, 2003
         (as revised January 26, 2004 and as supplemented March 8, 2004)

Effective for purchases made on or after October 1, 2004, GARTMORE CONVERTIBLE FUND will implement a redemption/exchange fee of 2.00% for redemption or exchanges of Fund shares made with in 5 days after the acquisition of the shares.

1. The following information replaces the last two paragraphs in the section entitled "PURCHASE PRICE" in the "BUYING AND SELLING AND EXCHANGING FUND SHARES" section of the Prospectus for the Fund:

To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a "significant" event that materially affects the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

Beginning July 1, 2004, the Fund, to the extent that it holds foreign equity securities, began to value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the time the Fund's NAV is calculated. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Fund's NAV is calculated, the Fund will fair value its foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used
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when it is determined that the use of such prices will have an impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

2. Effective July 30, 2004, the following is added to the list of entities permitted to purchase Institutional Class shares in "Who can buy Institutional Class shares" in the Prospectus:

      - High net worth individuals who invest directly with Fund and who do not utilize a broker, investment adviser or other financial intermediary

3. Except as noted below, the following information Fees replaces the "Excessive Exchange Activity" section on page 18 of the Prospectus:

EXCESSIVE TRADING

Short-term or excessive trading in Gartmore Fund shares, often described as "market timing," is discouraged. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) may disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect Fund performance. A Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. Each Fund has broad authority to take discretionary action against market timers and against particular trades.

In general:

      - Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV may be rejected, and

      - Redemption or exchange fees are imposed on certain Gartmore Funds. For these Gartmore Funds, the Gartmore Fund will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund.

EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGE THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.
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TRANSACTIONS WHICH VIOLATE FUND EXCESSIVE TRADING POLICIES OR EXCHANGE LIMIT
GUIDELINES MAY BE REJECTED BY THE FUND AT ANY TIME IN ITS SOLE DISCRETION.

Notwithstanding these efforts, a Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to a Fund on behalf of their customers who are the actual beneficial owners. In short, Gartmore may not be able to prevent harm arising from some market timing.

REDEMPTION FEES

Effective for purchases of the Fund made on or after October 1, 2004, the Fund will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) of the Fund after holding them for less than 5 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For the purpose of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

EXCHANGE FEES

The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than the minimum holding period listed below:

                                                                        Minimum Holding
Fund                                               Exchange Fee         Period (days)
----                                               ------------         -------------
Gartmore China Opportunities Fund                  2.00%                90
Gartmore Emerging Markets Fund                     2.00%                90
Gartmore Focus Fund                                2.00%                30
Gartmore Global Financial Services Fund            2.00%                90
Gartmore Global Health Sciences Fund               2.00%                90
Gartmore Global Natural Resources Fund             2.00%                90
Gartmore Global Technology and
Communications Fund                                2.00%                90
Gartmore Global Utilities Fund                     2.00%                90
Gartmore International Growth Fund                 2.00%                90
Gartmore U.S. Growth Leaders Long-Short Fund       2.00%                90
Gartmore Nationwide Leaders Fund                   2.00%                30
Gartmore Growth Fund                               2.00%                30
Gartmore Nationwide Fund                           2.00%                30
Gartmore U.S. Growth Leaders Fund                  2.00%                30
Gartmore Worldwide Leaders Fund                    2.00%                90

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
Gartmore Small Cap Growth Fund                     2.00%                90
Gartmore Micro Cap Equity Fund                     2.00%                90
Gartmore Mid Cap Growth Fund                       2.00%                90
Gartmore Millennium Growth Fund                    2.00%                90
Gartmore Large Cap Value Fund                      2.00%                30
Gartmore Small Cap Fund                            2.00%                90
Gartmore Value Opportunities Fund                  2.00%                90
Gartmore High Yield Bond Fund                      2.00%                5
Gartmore Bond Fund                                 2.00%                5
Gartmore Tax-Free Fund                             2.00%                5
Gartmore Government Bond Fund                      2.00%                5
Gartmore S&P 500 Index Fund                        2.00%                5
Gartmore International Index Fund                  2.00%                5
Gartmore Mid Cap Market Index Fund                 2.00%                5
Gartmore Small Cap Index Fund                      2.00%                5
Gartmore Bond Index Fund                           2.00%                5
Gartmore Convertible Fund*                         2.00%                5

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* Effective October 1, 2004

The exchange fee is paid directly to the applicable Fund whose shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. If you exchange assets into a Fund with an exchange fee, a new period begins at the time of the exchange.

EXCEPTIONS TO THE REDEMPTION/EXCHANGE FEE. Only certain intermediaries have agreed to collect the Fund's redemption or exchange fee from their customer's accounts. In addition, the redemption or exchange fee does not apply to certain types of accounts held through intermediaries, including:

      -     Certain broker wrap fee and other fee-based programs

      - Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption or exchange fee on its underlying customers' accounts; and

      - Certain intermediaries that do not or can not report to the Fund sufficient information to impose a redemption or exchange fee on their customers' accounts.

To the extent that a redemption fee or exchange fee cannot be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders bear the expense of such frequent trading.

In addition, the redemption or exchange fee does not apply to:

      -     Shares sold or exchanged under regularly scheduled withdrawal plans

      -     Shares purchased through reinvested dividends or capital gains
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      -     Shares sold following the death or disability of a shareholder; with respect to the disability of a shareholder, the shareholder's determination of disability and subsequent sale must have occurred within the 90 day (or 30 day) period the fee is active. In addition, if shares are exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder, the exchange fee will not apply

      - Shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 years and other required distributions from retirement accounts

      - Shares sold or exchanged from retirement accounts within 30 days of an automatic payroll deduction

      - Shares sold or exchanged by any "Fund of Funds" that is affiliated with the Fund

With respect to shares sold or exchanged following the death or disability of a shareholder, in connection with a required distribution from a retirement account, or within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the redemption or exchange fee should not apply. You may have to produce evidence that you qualify for the exception before you will receive it.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE